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                                                                   EXHIBIT 10.24

     CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED MATERIALS ARE INDICATED BY THE FOLLOWING NOTATION: [***].

                                    Agreement

     Sanken Electric Co., Ltd. ("Sanken") and Allegro MicroSystems, Inc. ("Allegro") agreed as follows concerning the certain terms of the Licensing Agreement for "Allegro Trademark" dated on December 28, 2006.

                                   WITNESSETH

1. Sanken and Allegro shall share the consideration for this agreement in
Article 3 ([***]) by splitting fifty-fifty.

2. Allegro shall reimburse to Sanken the Allegro's portion of the consideration in the preceding paragraph ([***]), of which Sanken shall pay to Sharp on behalf of Allegro, in the way to be discussed and agreed with Sanken.

In witness whereof, this Agreement has been prepared by Sanken and Allegro, the both party shall each retain one part.

December 28, 2006

     Sanken    3-6-3, Kitano, Niza-shi, Saitama
               Sanken Electric Co., Ltd.


               /s/ Hirohito Sekine
               --------------------------------------------
               Hirohito Sekine
               Director and Executive Vice President

     Allegro   115 Northeast Cutoff, Worcester,
               Massachusetts 01606
               Allegro MicroSystems, Inc.


               /s/ Fred Windover
               --------------------------------------------
               Vice President and General Counsel
               Fred Windover